                                                                   EXHIBIT 10.40




                                  LEVI'S PLAZA

                                 HAAS BUILDING


                                  RETAIL LEASE

                                    between

                            BLUE JEANS EQUITIES WEST

                                  as Landlord


                                      and


                            BUSINESS RESOURCE GROUP,

                                   as Tenant

                               TABLE OF CONTENTS

                                                                            Page

R E C I T A L S ..............................................................1
 1. BASIC LEASE INFORMATION...................................................1
 2. PREMISES..................................................................3
 3. TERM; ACCEPTANCE OF THE PREMISES..........................................3
 4. RENT; ADDITIONAL CHARGES..................................................4
 5. ADDITIONAL CHARGES FOR EXPENSES AND REAL ESTATE TAXES.....................4
 6. USE.......................................................................8
 7. CONSTRUCTION OF PREMISES; BUILDING CHANGES................................9
 8. ALTERATIONS...............................................................9
 9. REPAIRS MAINTENANCE......................................................10
10. LIENS....................................................................11
11. COMPLIANCE WITH LAWS, ENVIRONMENTAL MATTERS AND INSURANCE REQUIREMENTS...11
12. SUBORDINATION............................................................13
13. INABILITY TO PERFORM.....................................................13
14. DESTRUCTION..............................................................14
15. EMINENT DOMAIN...........................................................15
16. ASSIGNMENT AND SUBLETTING................................................15
17. UTILITIES................................................................19
18. DEFAULT..................................................................19
19. LANDLORD'S RIGHT TO CURE TENANT'S DEFAULTS...............................20
20. MORTGAGEE PROTECTION.....................................................21
21. INDEMNITY; TENANT'S INSURANCE............................................21
22. LIMITATION OF LANDLORD'S LIABILITY.......................................22
23. ACCESS TO PREMISES.......................................................23
24. NOTICES..................................................................23
25. NO WAIVER................................................................23
26. TENANT'S CERTIFICATES....................................................24
27. RULES AND REGULATIONS....................................................24
28. TAXES PAYABLE BY TENANT..................................................24
29. SECURITY DEPOSIT.........................................................25
30. AUTHORITY................................................................25

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                               TABLE OF CONTENTS

                                                                            Page

31. PUBLIC TRANSIT INFORMATION...............................................25
32. SIGNAGE..................................................................25
33. PARKING..................................................................26
34. BROKERS..................................................................26
35. OPTION TO EXTEND.........................................................26
36. AMERICANS WITH DISABILITIES ACT ("ADA") AND SIMILAR ACTS.................29
37. HAZARDOUS SUBSTANCE DISCLOSURE...........................................29
38. NO REPRESENTATIONS BY LANDLORD...........................................29
39. SURRENDER................................................................30
40. LANDLORD'S LIABILITY; SALE OF BUILDING...................................30
41. MISCELLANEOUS............................................................30
EXHIBIT A-1 DESCRIPTION OF REAL PROPERTY....................................A-1
EXHIBIT A-2 PLAT OF LEVI'S PLAZA COMPLEX..................................A-2-1
EXHIBIT B FLOOR PLAN OF PREMISES............................................B-1
EXHIBIT C FORM OF NOTICE OF COMMENCEMENT DATE...............................C-1
EXHIBIT D LEVI'S PLAZA HAAS BUILDING RETAIL LEASE RULES AND REGULATIONS.....D-1

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                                  RETAIL LEASE

     THIS RETAIL LEASE ("Lease") is entered into as of this 19th day of August, 1998, by and between BLUE JEANS EQUITIES WEST, a California general partnership ("Landlord"), and BUSINESS RESOURCE GROUP, a California corporation ("Tenant").

                                   RECITALS:

     A. Landlord owns that certain real property commonly known as Levi's Plaza, located in the City and County of San Francisco, California and more particularly described in EXHIBIT A-1 attached hereto (together with the Building (as described below) and any and all buildings and improvements thereon, the "Real Property").

     B. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant a portion of that certain building commonly known as the Haas Building, which building is located at 1225 Battery Street, San Francisco, California, and is included within Levi's Plaza and contains approximately 6,776 rentable square feet of rentable area (as hereinafter defined).

     C. As hereinafter used in this Lease, the term "Project" shall mean the entire Levi's Plaza complex, as shown on the plat attached hereto as EXHIBIT A-2, and the term "Building" shall mean the Haas Building.

     NOW, THEREFORE, Landlord and Tenant hereby covenant and agree as follows:

1.   BASIC LEASE INFORMATION

     The following is a summary of basic lease information. Each term or matter in this Article 1 shall be deemed to incorporate all of the terms set forth hereinbelow pertaining to such matter or item and to the extent there is any conflict between the provisions of this Article 1 and any more specific provision of this Lease, such more specific provision shall control.

LEASE DATE:           August 11, 1998

BUILDING ADDRESS:     1225 Battery Street
                      San Francisco, California 94111

LANDLORD:             BLUE JEANS EQUITIES WEST, A CALIFORNIA GENERAL PARTNERSHIP

ADDRESS OF LANDLORD:  c/o Interland-Jalson
                      201 Filbert Street
                      San Francisco, California 94111
                      Facsimile No: (415) 956-8097
                      Attention: Michael D. Franklin

TENANT:               BUSINESS RESOURCE GROUP

NOTICE ADDRESS FOR    2150 North First Street, Suite 101
TENANT:               San Jose, California 95131
                      Fax No.: (408) 325-3288

KEY CONTACT FOR
TENANT:               Tim Thomas, Controller

TELEPHONE:            (408) 325-3200
FACSIMILE NO.:        (408) 325-3228

SUITE AND/OR FLOORS:
(Article 2)           Ground Floor

RENTABLE AREA OF
PREMISES:             Approximately 6,776 rentable square feet

PARKING:              N/A
(Article 33)

TERM:
(Article 3)           Five (5) years, Five (5) months following the
                      Commencement Date.

BASE RENT:                 LEASE                  TOTAL ANNUAL            MONTHLY
(Article 4)                YEARS                   BASE RENT            INSTALLMENTS
                           -----                  ------------          ------------
                      November 1, 1998 (the     $120,002.96            $10,000.25
                      "Rent Commencement        ($17.71 per square
                      Date") through            foot of rentable
                      December 31, 2000         space)

                      January 1, 2001           $237,160               $19,763.33
                      through December 31,      ($35.00 per square
                      2003                      foot of rentable
                                                space)

USE:
(Article 6)           The retail sale of furniture and such other uses
                      specified in Section 6.1 below.

SECURITY DEPOSIT:
(Article 29)          None

OTHER:                Option to Extend (Article 35)



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2.   PREMISES

     Subject to the terms, covenants and conditions set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those premises (the "Premises") in the Building which shall be the space enclosed by the demising walls, and which is approximately delineated on the floor plan attached hereto as EXHIBIT B.

3.   TERM; ACCEPTANCE OF THE PREMISES

     3.1 The Premises are leased for a term (the "Term") commencing (the "Commencement Date") on the earlier of (a) October 1, 1998 (the "Scheduled Commencement Date"), or (b) the date on which Tenant first occupies all or any portion of the Premises for the conduct of its business, and expiring on December 31, 2003 (the "Expiration Date"). If Landlord does not tender possession of the Premises to Tenant on or before the Scheduled Commencement Date, for any reason whatsoever, Landlord shall not be liable for any damage thereby, this Lease shall not be void or voidable, and Tenant shall not be liable for rent until Landlord tenders possession of the Premises to Tenant. In no event shall any failure by Landlord to tender possession of the Premises on or before the Scheduled Commencement Date extend the Term of this Lease.

     3.2 Promptly following the Commencement Date, Landlord will deliver to Tenant a notice in substantially the form attached hereto as EXHIBIT C identifying the Commencement Date, a copy of which notice shall be executed by Tenant and promptly returned to Landlord.

     3.3 Tenant hereby agrees to accept the Premises in an "As Is" condition. Without limiting the foregoing, Tenant's rights in the Premises are subject to all local, state and federal laws, regulations and ordinances governing and regulating the use and occupancy of the Premises and subject to all matters now or hereafter of record. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to: (i) the present or future suitability of the Premises for the conduct of Tenant's business, (ii) the physical condition of the Premises, (iii) the expenses of operation of the Premises, (iv) the safety of the Premises, whether for the use of Tenant or any other person, including without limitation, Tenant's employee's, agents, invitees or customers, or (v) any other matter or thing affecting or related to the Premises. Tenant specifically agrees that Landlord has no duty to make any disclosures concerning the fitness of the Premises for Tenant's intended use and Tenant expressly waives any duty which Landlord may have to make any such disclosures. Tenant shall, prior to delivery of the Premises, inspect the Premises and become thoroughly acquainted with its condition, and Tenant hereby acknowledges that the taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises are in good and satisfactory condition at the time such possession is so taken.

     3.4 Notwithstanding anything to the contrary contained herein, Landlord agrees that it shall, at its sole cost and expense, remove the tile floor in the existing kitchen of the Premises if such removal and/or remediation is required by Tenant's initial Alterations.

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4.    RENT; ADDITIONAL CHARGES

      4.1 Tenant will pay to Landlord during the Term the annual Base Rent specified in Article 1 as the same may be adjusted pursuant to Section 4.2 (herein called the "Base Rent"). Commencing on the Rent Commencement Date, the Base Rent will be payable in equal consecutive monthly installments, as specified in Article 1, on or before the first day of each month, in advance, at the address specified for Landlord in Article 1, or such other place as Landlord may designate in writing, without any prior demand and without any deductions or setoff, except as expressly specified herein. If the Rent Commencement Date occurs on a day other than the first day of a calendar month, or the Expiration Date occurs on a day other than the last day of a calendar month, then the rental for such fractional month will be prorated based on a thirty (30) day month.

      4.2 Tenant shall pay to Landlord all charges and other amounts required under this Lease (herein called "Additional Charges") as additional rent, including, without limitation, the charges for Taxes and Expenses as provided for in Article 5. All such Additional Charges will be payable to Landlord as additional rent at the place where the Base Rent is payable. Landlord will have the same remedies for a default in the payment of any Additional Charges as for a default in the payment of Base Rent.

      4.3 If Tenant fails to pay any Base Rent or Additional Charges within five (5) days after the date the same is due and payable, such unpaid amounts will be subject to a late payment charge equal to the greater of five hundred dollars ($500) or five percent (5%) of the unpaid amounts in each instance. The late payment charge has been agreed upon by Landlord and Tenant, after negotiation, as a reasonable estimate of the additional administrative costs and detriment that will be incurred by Landlord as a result of any such failure by Tenant, the actual costs thereof being extremely difficult if not impossible to determine. The late payment charge constitute liquidated damages to compensate Landlord for its damages resulting from such failure to pay and shall be paid to Landlord together with such unpaid amounts. Acceptance of such late payment charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights or remedies granted under this Lease.

      4.4 Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the highest rate legally permitted; provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

5.    ADDITIONAL CHARGES FOR EXPENSES AND REAL ESTATE TAXES

      5.1 This Lease is intended to be a net Lease; and the Base Rent owing hereunder is to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation of the Building. The provisions of this Article 5 for the payment of Tenant's Share of Taxes and Expenses are intended to pass on to Tenant its share of all such costs and expenses. Notwithstanding the foregoing, Tenant shall commence payment to Landlord of Tenant's Share of Taxes and Expenses on and after January 1, 2001. The parties hereto acknowledge that Wells

Fargo Bank, the prior tenant in the Premises, has reimbursed Landlord for Tenant's Share of Taxes and Expenses for the period commencing on the Commencement Date through December 31, 2000.

      For purposes of this Article 5, the following terms shall have the meanings hereinafter set forth:

      (a) "Tenant's Share" means 4.716%, i.e., the percentage corresponding to a fraction, the numerator of which is equal to the number of rentable square feet in the Premises and the denominator of which is equal to the number of rental square feet in the Building, which denominator of the Lease Date is 143,651. Tenant's Share shall be adjusted by Landlord as a result of any change in the rentable area of the Premises or the total rentable area of the Building or the Project.

      (b) "Tax Year" means each twelve (12) consecutive month period commencing January 1st of each year during the Term, including any partial year during which the Lease may commence; provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Tax Share of Taxes shall be equitably adjusted for the Tax Year involved in any such change.

      (c) As used in the Lease, the term "Taxes" shall mean all taxes, assessments and charges levied upon or with respect to the Real Property or any personal property located on the Real Property and used in the operation thereof or upon or with respect to any ownership or possessory interest in the Real Property or such personal property. Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees, or assessments for transit, housing, police, fire, or the governmental services or purported benefits to the Real Property or the occupants thereof, service payments in lieu of taxes, business taxes, and any tax, fee, or excise on the act of entering into the Lease or any other lease of space located on the Property, or on the use or occupancy of the Real Property or any part thereof, or on the rent payable under any lease or in connection with the business of renting space within the Real Property, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California or any political subdivision thereof, public corporation, district, or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Taxes, whether or not now customary or in the contemplation of the parties on the Commencement Date. Taxes shall also include reasonable legal fees, costs, and disbursements incurred in connection with proceedings to contest, determine, or reduce Taxes. In addition, as provided in Section 5.1(f), Taxes shall also include .83% of taxes levied and assessed on the Exterior Common Areas (as defined below), which percentage represent the Premises' allocable share of such Exterior Common Areas. Taxes shall not include (a) franchise, transfer, inheritance, or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other taxes that would otherwise be included within Taxes, (b) penalties incurred, as a result of Landlord's negligence, inability or unwillingness to make payments of, and/or to file any tax or information returns with respect to, any Taxes, when due, (c) any Taxes directly payable by

Tenant or any other tenant within the Building under the applicable provisions in their respective leases,(d) any items included as Expenses, and (3) Taxes to the extent such Taxes may be separately allocated to any underground or above ground parking garage and/or other parking facilities associated with the Building or to the extent such Taxes are levied on revenues from such parking facilities.

     (d) "Exterior Common Areas" shall mean those portions of the project including, without limitation, the "Park Land" owned or controlled by Landlord and held for the common use and benefit of the public and all tenants and owners within the Project, all as designated and delineated on the plat attached hereto as EXHIBIT A-2 if and so long as such areas are privately owned or controlled and held for such mutual benefit but excluding any portion thereof devoted to commercial or other revenue producing purposes.

     (e) "Expense Year" means each twelve (12) consecutive month period commencing January 1st of each year during the Term, including any partial year during which the Lease may commence; provided that Landlord, upon notice to Tenant, may change the Expense Year from time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Expense Share of Expenses shall be equitably adjusted for the Expense Year involved in any such change.

     (f) Subject to the provisions of Subsection (g) below, "Expense" shall mean and include the total costs and expenses paid or incurred by Landlord in connection with: (i) the cost of operating, maintaining, repairing and replacing the boiler, cooling tower and primary circulation system serving the Premises, including without limitation, all labor and material costs related thereto, and the cost of general maintenance, cleaning and service contracts and the cost of all supplies, tools and equipment required in connection therewith; (ii) the cost incurred by Landlord for all insurance carried on the Real Property or in connection with the use and/or occupancy of the Building, including, without limitation, the premiums and cost of fire, casualty, liability, rental abatement and earthquake insurance applicable to the Real Property and Landlord's personal property used in connection therewith (and all amounts paid as a result of loss sustained that would be covered by such policies but for "deductible" or self-insurance provisions), provided, however, that Landlord may, but shall not be obligated to, carry earthquake insurance; (iii) management fees; (iv) a ten percent (10%) overhead charge, and (v) .83% of the costs of operating, maintaining and repairing the Exterior Common Areas, which percentage represents the Premises' allocable share of the Exterior Common Areas.

     Expenses that cover a period of time not within the term (including any extended term) of the Lease shall be prorated on the basis of a 365-day year and the actual number of days in any applicable month.

     (g) If the Building is not one hundred percent (100%) occupied during all or any portion of any Expense Year, then Landlord shall make an appropriate adjustment, in accordance with industry standards and sound management practices, of the Expenses and Taxes for each such Expense Year to determine what the Expenses and Taxes would have been for such year if the Building had been one hundred percent (100%) occupied, and the amount so determined shall be deemed to be the amount of Expenses and Taxes for such year. Such adjustment shall be made by Landlord by increasing those costs included in the Expenses and/or

Taxes which, according to industry standards and sound management practices, vary based upon the level of occupancy of the Building.

     5.2 (a) Tenant shall pay to Landlord as Additional Charges one twelfth (1/12) of Tenant's Share of the Expenses for each Expense Year or portion thereof during the Term, in advance, on or before the first day of each month during such Expense Year, in an amount estimated by Landlord in a writing delivered to Tenant. Landlord may revise such estimates from time to time and Tenant will thereafter make payments on the basis of such revised estimates.

          (b) Tenant shall pay to Landlord as Additional Charges one twelfth (1/12) of Tenant's Share of the Taxes for each Tax Year or portion thereof during the Term in advance, on or before the first day of each month during such Tax Year, in an amount estimated by Landlord in a writing delivered to Tenant. Landlord may revise such estimates from time to time, and Tenant will thereafter make payments on the basis of such revised estimates.

     5.3 With reasonable promptness after the expiration of each Expense Year and Tax Year, including the Expense Year and Tax Year during which this Lease terminates, Landlord will furnish Tenant with a statement (herein called "Landlord's Expense and Tax Statement"), prepared by an independent certified public accountant, setting forth in reasonable detail the Expenses and Taxes for such Expense Year and Tax Year and Tenant's Share of the Taxes and Expenses, which statement shall be conclusive and binding upon Tenant unless Tenant timely delivers an Audit Notice (as defined in Section 5.5 below) and timely conducts an audit, all as more particularly set forth in Section 5.5 below. If the total of Tenant's Share of the actual Expenses and Taxes for such Expense Year and Tax Year as set forth in Landlord's Expense and Tax Statement exceeds the total estimated Expenses and Taxes paid by Tenant for such Expense Year and Tax Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference within thirty (30) days after the receipt of Landlord's Expense and Tax Statement; and if the total amount paid by Tenant for any such Expense Year and Tax Year shall exceed Tenant's Share of the actual Expenses and Taxes for such Expense Year and Tax Year, such excess shall be credited against the next installments of Base Rent or Expenses and Taxes due from Tenant to Landlord hereunder, or, if this Lease has terminated and no amounts are due or to become due to Landlord from Tenant hereunder, any excess shall be paid to Tenant by check within thirty (30) days after such final determination of the actual Expenses and Taxes.

     5.4 If the Commencement Date or Expiration Date shall occur on a date other than the first or last day, respectively, of a Tax Year and/or Expense Year, Tenant's Tax Share of Taxes and/or Tenant's Expense Share of Expenses for the Tax Year and/or Expense Year in which the Commencement Date or Expiration Date occurs shall be prorated based on a 365-day year, but shall remain subject to adjustment based on receipt of information after the Expiration Date.

     5.5 Tenant shall have the right to audit Landlord's books and records pertaining to the Expenses and Taxes for the immediately preceding Expense Year and Tax Year, subject to the terms and conditions set forth in this Section
5.5. In the event that Tenant desires to exercise its audit rights hereunder, Tenant must (i) deliver written notice (an "Audit Notice") to Landlord exercising such rights on or before that day that is ninety (90) days after the date (the "Statement Delivery Date") on which Tenant receives Landlord's Expense and Tax Statement from

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
Landlord and (ii) subject to delays to the extent resulting from Landlord's scheduling requests, complete such audit and deliver written notice (a "Contest Notice") to Landlord describing in detail any contested amounts within twelve
(12) months after the Statement Delivery Date. In the event that Tenant fails to timely deliver an Audit Notice or Contest Notice as provided in the immediately preceding sentence, Tenant shall be prohibited from conducting an audit or contesting the amount of Expenses and Taxes with respect to such Expense Year and Tax Year and Landlord's Expense and Tax Statement for such Expense Year and Tax Year shall be conclusively binding upon Tenant. In no event whatsoever shall Tenant have the right to audit Landlord's books and records with respect to any Expense Year or Tax Year other than the immediately preceding Expense Year and Tax Year. In the event that Tenant timely delivers an Audit Notice, Tenant shall have the right, upon fifteen (15) days prior written notice to Landlord, to conduct an audit that is reasonable in terms of scope, detail and duration of Landlord's books and records pertaining to the Expenses and Taxes for the immediately preceding Expense Year and Tax Year, and Landlord agrees to provide to Tenant reasonable access to such books and records to enable Tenant to conduct such audit. Notwithstanding the foregoing, Tenant, in conducting such audit, agrees to accommodate reasonable scheduling requests of Landlord and to minimize any disruption to Landlord's business operations. Tenant shall have the right, at its sole cost and expense,and in its reasonable discretion, to make copies of portions of such books and records, provided that in no event shall Tenant have the right to remove such books and records from the Building's management office. Any audit conducted by Tenant pursuant to this Section 5.5 shall be conducted by a licensed Certified Public Accounting firm approved by Landlord (which approval shall not be unreasonably withheld or delayed) retained by Tenant on either a fixed fee or "time and materials" basis, and under no circumstances shall Tenant either engage any person to conduct such audit whose compensation is determined, in whole or in part, by the amount of the recovery, if any, received by Tenant as a result of such audit or assign to any third person any portion of such recovery, if any. In the event that Tenant breaches the terms of the foregoing sentence, Tenant shall thereafter be prohibited from conducting any future audit of Expenses or Taxes throughout the Term of this Lease. Tenant shall bear all costs of such audit, including Landlord's incidental costs (such as, for example, overtime or additional or temporary personnel charges or copying costs) incurred in connection with such audit; provided, however, in the event that it is determined that there has been an overpayment of Taxes and Expenses by Tenant by an amount of ten percent (10%) or more, Tenant shall not be obligated to pay for the incidental costs incurred by Landlord in connection with the audit. In the event that it is determined that there has been an underpayment of Expenses and Taxes by Tenant for such Expense Year and Tax Year, Tenant shall pay to Landlord, within thirty (30) days after such determination is made, the amount of such underpayment, and, in the event that it is determined that there has been an overpayment of Expenses and Taxes by Tenant for such Expense Year and Tax Year, Landlord shall at its option either (i) credit the excess to the next succeeding installment(s) of Base Rent and Additional Charges due under this Lease or (ii) reimburse Tenant for such overpayment within thirty (30) days after such determination is made. Any dispute under this Section shall be resolved by arbitration before a single arbitrator under the commercial rules of the American Arbitration Association (or its successor) in San Francisco, California.

6.   USE

     Tenant shall use and continuously occupy the Premises during the Term of this Lease solely for retail use or for such other uses as may be specified in
Article 1 and for no other use or
uses. Tenant's use of the Premises shall in all respects and at all times comply with applicable laws, statutes and regulations, at Tenant's sole cost and expense.

7.   CONSTRUCTION OF PREMISES; BUILDING CHANGES

     Landlord reserves the right, at any time and from time to time, to make alterations, additions, repairs or improvements to or in or to decrease the size or area of all or any part of the Building, the fixtures and equipment therein and the arcades, plazas and walkways outside the Building, including, without limitation, the heating, ventilating, air-conditioning, plumbing, electrical, fire protection, life safety, security and other mechanical, electrical and communications systems of the Building (herein called "the Building Systems"), the common areas and all other parts of the Building, and to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided that any such alterations or additions not necessitated by governmental action shall not materially diminish the quality or quantity of services being provided to the Premises or adversely affect the functional utilization of the Premises.

8.   ALTERATIONS

     8.1 Tenant shall have the right at any time and from time to time, at Tenant's sole cost and expense, to remodel, redecorate and make such alterations or improvements (collectively, "Alterations") in and to the Premises as may be necessary or proper to the continued use of the Premises by Tenant; provided, however, that Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, make any Alterations to the Premises which: (a) will materially affect the structure or structural components of the Building (including by way of illustration but not limitation, the construction of interior stairwells, skylights, dumbwaiters and additional floor supports), the heating, ventilating and air conditioning systems, or any other mechanical, electrical or plumbing systems of the Building, (b) will be visible from the exterior of the Building, (c) will be located outside or underneath the Building, or (d) will lessen the fair market value of the Building. Tenant shall be responsible for the cost of any additional alterations and improvements (including, without limitation, structural alterations and alterations which affect Building Systems) required by law to be made to or in the Building as a result of any Alterations. As determined by Landlord in its sole discretion, all Alterations shall be done by Landlord at Tenant's expense (including hard and soft costs), in accordance with plans and specifications approved by Landlord, and subject to all other conditions which Landlord may reasonably impose. If Landlord does any Alterations on behalf of Tenant, Landlord shall solicit bids from three (3) general contractors who are duly licensed in the State of California and shall thereafter hire the lowest responsible bidder. Tenant shall pay to Landlord upon demand an amount equal to ten percent (10%) of the total cost of such Alterations to reimburse Landlord for its administrative and managerial time and effort. Upon completion of any Alterations, Tenant shall provide to Landlord at Tenant's expense "as-built" plans and specifications.

     8.2 Except as provided in Section 8.3, all appurtenances, fixtures, improvements, equipment, additions and other property attached to or installed in the Premises at the commencement of or during the Term shall be and remain the property of Landlord and shall not be removed by Tenant unless requested by Landlord.

     8.3 All furniture, furnishings and articles of movable personal property installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without structural or other material damage to the Building (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Term; provided, however, that any equipment or property for which Landlord has granted any allowance or credit to Tenant or which is a replacement for items originally provided by Landlord at Landlord's expense shall not be considered Tenant's Property unless Landlord so designates. Upon review by Landlord of the final plans for any Alterations, Landlord shall notify Tenant which portions of the Alterations, if any, constitute Tenant's Property. Upon the termination of this Lease, Tenant shall remove from the Premises all of Tenant's Property, and, at the request of Landlord, Tenant shall also remove any Alterations. Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from such removal. Tenant's obligations under this Section 8.3 shall survive the termination of this Lease. Any items of Tenant's Property which shall remain in the Premises after the termination of this Lease may, at the option of Landlord, be deemed abandoned and in such case may either be retained by Landlord as its property or be disposed of, without accountability, at Tenant's expense in such manner as Landlord may see fit.

9.   REPAIRS AND MAINTENANCE

     9.1 Landlord will repair and maintain the structural portions of the Building, the Building Systems, and the Exterior Common Areas, provided that Tenant shall be obligated to reimburse Landlord for the entire cost of any repair or maintenance if necessitated or occasioned by the acts, omissions or negligence of Tenant, or any of its servants, employees, contractors, agents, visitors or licensees. Tenant hereby waives and releases any right it may have to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

     9.2 Tenant shall, at its sole cost and expense, keep the Premises and exterior and interior portions thereof, including without limitation, all utilities, plumbing and sewage facilities, electric systems, mechanical equipment, fixtures, windows, doors, and all other glass or plate glass fixtures, in good condition and repair and in a clean, safe and sanitary condition. Tenant shall be solely responsible for glass breakage in the Premises, whether by vandalism or otherwise. All repairs and replacements by Tenant shall be made and performed: (a) at Tenant's cost and expense and at such time and in such manner as Landlord may designate, (b) by contractors or mechanics approved by Landlord, (c) so that same shall be at least equal in quality, value and utility to the original work or installation, and (d) in a manner and using equipment and materials which will not interfere with or impair the operations, use or occupation of the Building Systems, the Building or other tenants or common areas of the Project, and (e) in accordance with the Rules and Regulations for the Building adopted by Landlord from time to time and all applicable laws and regulations of governmental authorities having jurisdiction over the Premises. If Tenant fails to keep the Premises in neat, clean, or in good condition and repair, Landlord may in its sole discretion, enter the Premises in order to clean or repair same. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any repairs or replacements required to be made by Tenant, including, without limitation, any fees charged by Landlord's contractors to review plans and specifications prepared by

Tenant, provided, however, any such payment shall not be deemed a cure of Tenant's default and Landlord shall have all remedies available to it as provided hereunder.

10.  LIENS

     Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have in addition to all other remedies provided herein and by law the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith (including, without limitation, reasonable counsel fees) shall be payable to Landlord by Tenant upon demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law or that Landlord shall deem proper for the protection of Landlord, the Premises, and the Building, from mechanics' and materialmen's liens. Tenant shall give to Landlord at least five (5) business days' prior written notice of commencement of any repair or construction on the Premises.

11.  COMPLIANCE WITH LAWS, ENVIRONMENTAL MATTERS AND INSURANCE REQUIREMENTS

     11.1 Tenant, at Tenant's cost and expense, shall comply with all laws, orders and regulations of federal, state, county and municipal authorities relating to the Premises or the use, improvement or occupancy thereof, except that Tenant shall not be required to make any structural alterations in order to comply unless such alterations shall be necessitated or occasioned, in whole or in part, by Tenant's Alterations, or by the acts, omissions or negligence of Tenant or its servants, employees, contractors, agents, visitors or licensees. Any work or installations made or performed by or on behalf of Tenant or any person or entity claiming through or under Tenant pursuant to the provisions of this Article 11 shall be made in conformity with and subject to the provisions of Section 9.2.

     11.2 (a) As used herein, the following items shall have the following meanings: "Environmental Activity" means any actual, proposed or threatened use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials from, into, on, under or about the Building or the Premises, or any other activity or occurrence that causes or would cause any such event to exist; "Environmental Requirements" means all present and future federal, state, regional or local laws relating to the use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials; and "Hazardous Material" means at any time any substances or materials which at such time are classified or considered to be hazardous or toxic under any Environmental Requirement.

          (b) Tenant shall not engage in nor permit the occurrence of any Environmental Activity. Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required under any Environmental Requirements for any Environmental

Activity by Tenant, including, without limitation, the discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Building or the Premises, and upon termination of this Lease
Tenant shall cause all of its Hazardous Materials to be removed from the Building and the Premises in accordance with and in compliance with all applicable Environmental Requirements. Upon having knowledge thereof, Tenant shall immediately notify Landlord in writing of: any regulatory action that has been instituted, or threatened by any governmental agency or court with respect to Tenant that relates to any Environmental Activity; any claim relating to any Environmental Activity by Tenant in, on or about the Building or the Premises, or that arises out of or in connection with any Hazardous Materials in, on under or about the Building or the Premises or removed from the Building or the Premises; or any actual or threatened material release on, under or about the Building or the Premises or any adjacent property of any Hazardous Material, except any Hazardous Material whose discharge or emission is expressly authorized by and in compliance with a permit issued by a federal, state, regional or local governmental agency pursuant to Environmental Requirements. Tenant shall provide Landlord with copies of any communications with federal, state, regional or local governments, agencies or courts with respect to any Environmental Activity or Environmental Requirement relating to the Building or the Premises and any communications with any third party relating to any claim made or threatened with respect to any Environmental Activity by Tenant in, on or about the Building or the Premises. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) arising from or caused in whole or in part, directly or indirectly, by (i) an Environmental Activity by Tenant, or (ii) Tenant's failure to comply with any Environmental Requirement. Tenant's obligations under this Section 11.2 shall include, without limitation, and whether foreseeable or unforseeable, all costs of any repair, damage or cleanup, removal or remediation action, or detoxification or decontamination of the Building or the Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Tenant, and shall survive the expiration or earlier termination of the term of this Lease. The provisions of this Section 11.2 shall survive the termination of this Lease. The provisions of this Section 11.2 shall survive the expiration or sooner termination of this Lease.

      11.3 Tenant shall not do anything, or permit anything to be done, in or about the Building or the Premises which would: (a) invalidate or be in conflict with the provisions of or cause any increase in the applicable rates for any fire or other insurance policies covering the Project or any property located therein; (b) result in a refusal by fire insurance companies of good standing to insure the Project or any such property in amounts reasonably satisfactory to Landlord; or (c) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Premises. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body that shall hereafter perform the function of such Association.

12.  SUBORDINATION

     12.1 Without the necessity of any additional document, this Lease shall be subject and subordinate at all times to: (a) all reciprocal easement agreements and all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Real Property or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, Real Property, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated to this Lease any of the items referred to in clause (a) or (b) above. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant expressly waives the effect of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate the Lease if any foreclosure proceeding or sale occurs. Tenant covenants and agrees to execute and deliver a non-disturbance and attornment agreement, in a form reasonably acceptable to Landlord, and any other additional documents evidencing the priority or subordination of this Lease with respect to ground leases, underlying leases, reciprocal easement agreements or similar documents or instruments, or the lien of any such mortgage or deed of trust. The provisions of this Article 12 shall be self-operative and no further instrument shall be required.

     With respect to any existing mortgage indebtedness, Landlord agrees within sixty (60) days from the date hereof to deliver to Tenant a non-disturbance agreement in a form reasonably acceptable to Tenant, executed by the holder of such mortgage indebtedness, and thereafter, at Tenant's request, Landlord agrees to use its best efforts to obtain a similar agreement from any subsequent holders of mortgage indebtedness against the Building.

     12.2 The Landlord's title is and always shall be paramount to the title of the Tenant and nothing contained in this Lease shall empower the Tenant to do any act which can, shall or may encumber the title of the Landlord.

13.  INABILITY TO PERFORM

     13.1 If Landlord is unable to perform, or is delayed in performing, any construction, installations, decorations, repairs, alterations, additions or improvements under this Lease, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this Lease, by reason of acts of God, accidents, breakage, repairs, maintenance, strikes, lockouts, other labor disputes, inability to obtain utilities or materials or by any other reason beyond Landlord's reasonable control, then no such inability or delay by Landlord shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Base Rent or Additional Charges, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience, annoyance, interruption, injury or loss to or interference with Tenant's business or use and occupancy or quiet enjoyment of the Premises or any loss or damage occasioned thereby. Tenant hereby waives and releases any right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

     13.2 If subsequent to the Commencement Date (a) Landlord defaults in providing any material service it is required to provide to Tenant hereunder,
(b) the providing or not providing of such service is within the control of Landlord, (c) Tenant, upon learning of the failure by Landlord, immediately notifies Landlord by delivering written notification to Landlord at the locations for notices set forth in Section 24 hereof, and (d) such service is not provided to Tenant for a period of ten (10) or more consecutive business days after Landlord's receipt of the written notice from Tenant and the lack of such service prevents or materially interferes with, the business carried on by Tenant in the Premises, then, subject to the provisions of Section 17.2 hereof, Base Rent shall abate until such service is resumed, such abatement to be based upon the extent to which such interruption of service shall interfere with the business carried on by Tenant in the Premises.

     14.  DESTRUCTION

     If the Premises or the Building are damaged by fire or other casualty, Landlord shall forthwith repair the same, provided that such repairs can be made within one hundred eighty (180) days after the date of such damage under the laws and regulations of the federal, state and local governmental authorities having jurisdiction thereof. In such event, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of Base Rent and Additional Charges while such repairs to be made hereunder by Landlord are being made. Such proportionate reduction shall be based upon the extent to which such damage and the making of such repairs by Landlord shall interfere with the business carried on by Tenant in the Premises. Within sixty (60) days after the date of such damage (or as soon as reasonably possible after such sixty (60) day period), Landlord shall notify Tenant whether or not such repairs can be made within one hundred eighty (180) days after the date of such damage and Landlord's determination thereof shall be binding on Tenant. If such repairs cannot be made within one hundred eighty (180) days from the date of such damage, Landlord shall have the option, within thirty (30) days after the date of Landlord's notice to Tenant of such determination either to:
(i) notify Tenant of Landlord's intention to repair such damage and diligently prosecute such repairs, in which event this Lease shall continue in full force and effect and the Base Rent and Additional Charges shall be reduced as provided herein; or (ii) notify Tenant of Landlord's election to terminate this Lease as of a date specified in such notice, which date shall be not less than thirty
(30) nor more than sixty (60) days after notice is given. In the event that such notice to terminate is given by Landlord, this Lease shall terminate on the date specified in such notice. In case of termination, the Base Rent and Additional Charges shall be reduced by a proportionate amount based upon the extent to which such damage interfered with the business carried on by Tenant in the Premises, and Tenant shall pay such reduced Base Rent and Additional Charges up to the date of termination based upon an estimate produced by Landlord, with a final settlement of Additional Charges to be completed after the end of the applicable Tax Year and/or Expense Year, in accordance with Article 5 above. Landlord agrees to refund to Tenant any Base Rent and Additional Charges previously paid for any period of time subsequent to such date of termination. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any damage caused by the negligence of Tenant, its contractors, agents, licensees or employees or any repairs or replacements of any paneling, decorations, railings, floor coverings, or any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of the Tenant. Tenant hereby waives the provisions of Section 1932, subdivision 2, and Section 1933, subdivision 4, of the Civil Code of California.

15.  EMINENT DOMAIN

     15.1 If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain or any transfer in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by written notice to the other within thirty (30) days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. If any material part of the Project shall be taken as a result of the exercise of the power of eminent domain or any transfer in lieu thereof, Landlord shall have the right to terminate this Lease by written notice to Tenant within thirty (30) days of the date of taking. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided that Landlord shall have no claim to any portion of the award that is specifically allocable to Tenant's relocation expenses or the interruption of or damage to Tenant's business. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Base Rent and Additional Charges thereafter to be paid shall be equitably reduced.

     15.2 Notwithstanding any other provision of this Article 15, if a taking occurs with respect to all or any portion of the Premises for a limited period of time, this Lease shall remain unaffected thereby and Tenant shall continue to pay Base Rent an Additional Charges and to perform all of the terms, conditions and covenants of this Lease. In the event of any such temporary taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Premises during the Term up to the total Base Rent and Additional Charges owing by Tenant for the period of the taking, and Landlord shall be entitled to receive the balance of any award.

     15.3 Tenant hereby waives and releases any right to terminate this Lease in whole or in part under Sections 1265.120 an 1265.130 of the California Code of Civil Procedure or under any similar law, statute or ordinance now or hereafter in effect.

16.  ASSIGNMENT AND SUBLETTING

     16.1 Tenant may not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of its interest in or rights with respect to the Premises or its leasehold estate hereunder (collectively, "Assignment"), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, "Sublease"), or enter into license or concession agreements, without Landlord's prior written consent in each instance, which shall not be unreasonably withheld or delayed. Without limiting the circumstances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

                (i) in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or subtenant would be other than primarily retail, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord;

                (ii) in Landlord's reasonable judgment, the financial worth of the proposed assignee or subtenant does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms;

                (iii) in Landlord's reasonable judgment, the proposed assignee or subtenant does not have a good reputation as a tenant of property;

                (iv) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

                (v) the use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation;

                (vi) in Landlord's reasonable judgment, the Premises, or the relevant part thereof, will be used in a manner that will violate any negative covenant as to use contained in any other lease of space in the Building;

                (vii) the proposed assignment or sublease involves a party who is a tenant in the Building or involves a party with whom Landlord is negotiating for other space in the Building or with whom Landlord has negotiated for other space in the Building during the six (6) months immediately preceding the request for Landlord's consent;

                (viii) Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on two or more occasions during the twelve (12) months preceding the date that Tenant shall request consent;

                (ix) in the case of a subletting of less than the entire Premises, if the subletting would result in the division of the Premises into more than two (2) subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises; or

                (x) the proposed assignee or subtenant is a government agency.

        16.2 If Tenant desires to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, it shall give written notice (herein called "Notice of Proposed Transfer") to Landlord and Landlord's mortgagee of its intention to do so, which notice shall state the terms and conditions under which Tenant is willing to enter into such proposed Assignment or Sublease.

     16.3 At any time within thirty (30) days after Landlord's receipt of the Notice of Proposed Transfer pursuant to Section 16.2, Landlord may by written notice to Tenant elect to: (a) Sublease or take an Assignment of the portion of the Premises specified in the Notice of Proposed Transfer, on the terms and conditions set forth in such notice, except as otherwise provided in Section 16.4, or (b) terminate this Lease as to the portion (including all) of the Premises that is specified in the Notice of Proposed Transfer, with a proportionate reduction in Base Rent. If Landlord does not elect one of the options provided in clauses (a) and (b), Tenant shall be entitled for a period of ninety (90) days following the earlier of Landlord's notice that it will not elect either of the options provided in clauses (a) and (b) or the expiration of Landlord's thirty (30) day period in which to make such election, to enter into an Assignment of Sublease of the Premises or portion thereof, subject to Landlord's prior written approval of the proposed subtenant or assignee (collectively, "Transferee"), which shall not be unreasonably withheld as provided above; provided, however, that any rent or other consideration realized by Tenant under any such Assignment or Sublease, in excess of the Base Rent and Additional Charges payable hereunder (or the amount thereof proportionate to the portion of the Premises subject to such Sublease or Assignment) and reasonable commissions and reasonable attorneys' fees and the cost of any Alterations incurred in connection with such Sublease or Assignment, shall be divided and paid fifty percent (50%) to Landlord and fifty percent (50%) to Tenant. Tenant shall provide Landlord with such information regarding the proposed Transferee as Landlord may reasonably request and Landlord agrees that it will not unreasonably withhold its approval of any proposed Transferee. Notwithstanding the foregoing, in the event that after Landlord has given Tenant notice that it will not elect one of the options provided in clauses (a) and (b) or the expiration of the aforesaid thirty (30) day period without Landlord giving such notice, Tenant desires to enter into such Assignment or Sublease on terms and conditions materially more favorable to Tenant than those contained in the Notice of Proposed Transfer, then Tenant shall give Landlord a new Notice of Proposed Transfer, which notice shall state the terms and conditions of such proposed Assignment or Sublease and identify the proposed Transferee, and Landlord shall again be entitled to elect one of the options provided in clauses (a) and (b) at any time within thirty (30) days after Landlord's receipt of such new Notice of Proposed Transfer. In the event Landlord elects either of the options provided on clauses (a) and (b), Landlord shall be entitled to enter into a lease sublease or assignment agreement with respect to the Premises (or portion thereof specified in said new Notice of Proposed Transfer) with the proposed Transferee identified in Tenant's notice.

     16.4 If Landlord elects to Sublease or take an Assignment from Tenant as described in Section 16.3: (a) Landlord shall have the right to use the portion of the Premises covered by the Notice of Proposed Transfer (the "Takeback Space") for the use permitted hereunder, (b) the rent payable by Landlord to Tenant shall be the lesser of that set forth in the Notice of Proposed Transfer or the Base Rent payable by Tenant under this Lease at the time of the Sublease or Assignment (or the amount thereof proportionate to the Takeback Space if for less than the entire Premises), (c) Landlord may make alternations and improvements to the Takeback Space as it shall elect and any such alternations or improvements may be removed, in whole or in part, prior to or upon the expiration of the Sublease, provided that any damage or injury to the Takeback Space caused by such removal shall be repaired, (d) Landlord shall have the right to further sublease or assign the Takeback Space to any party, without the consent of Tenant, and (e) Tenant shall pay to Landlord on demand any costs incurred by Landlord in physically separating the Takeback Space (if less than the entire Premises) from the balance of the Premises and in complying with any applicable laws or regulations relating to such separation.

     16.5 No Sublease or Assignment by Tenant nor any consent by Landlord thereto shall relive Tenant of any obligation to be performed by Tenant under this Lease. Any Sublease or Assignment that is not in compliance with this
Article 16 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of any Base Rent or other payments by Landlord from a proposed Transferee shall not constitute consent to such Sublease or Assignment by Landlord or a recognition of any Transferee, or a waiver by Landlord of any failure of Tenant or other Transferee to comply with this Article 16.

     16.6 Each Transferee (which for purposes of this Section 16.6 shall include without limitation, Tenant Affiliates and Tenant Successors, as defined in Section 16.7 below), other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Base Rent and Additional Charges, and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term. No Assignment shall be binding on Landlord unless Tenant or Transferee shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by such Transferee satisfactory in substance and form to Landlord, and consistent with the requirements of this Section 16.6, but the failure or refusal of such Transferee to execute such instrument of assumption shall not release or discharge such Transferee from its liability as set forth above. Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with any proposed Sublease or Assignment, including, without limitation, the costs of making investigations as to the acceptability of the proposed Transferee and legal costs incurred in connection with the granting of any requested consent.

     16.7 Without limiting the above, and subject to all of the terms of Sections 16.5 and 16.6, no consent shall be required for an Assignment or Sublease to a Tenant Affiliate or Tenant Successor. For purposes hereof,
"Tenant Affiliate" shall mean any corporation, partnership or other entity which controls, is controlled by or is under common control with Tenant, and "Tenant Successor" shall mean any entity which acquires all or substantially all of the stock or assets of Tenant or any entity into which Tenant may become merged or consolidated, provided at the time of assignment or subleasing the Tenant Affiliates' or Tenant Successors' then-current tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied) equals or exceeds that of the Tenant as of the date of the execution of this Lease, as evidenced by the then-current financial statements delivered to Landlord and certified by a licensed Certified Public accounting firm, reasonably approved by Landlord, with no material exceptions and no pending or contingent claims that would materially adversely affect the net worth of such successor corporation. "Control" in this context shall mean the right directly or indirectly to exercise in excess of fifty percent (50%) of the voting or governing power of an entity.


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
17.  UTILITIES

     17.1 All water, gas, electricity, power or other public utility used upon or furnished to the Premises and any sewer charges shall be separately metered, as appropriate, and paid for directly by Tenant.

     17.2 Landlord shall make available to the Premises electric current for both lighting and power (excluding the central heating, air conditioning and ventilating system) up to a connected load of 2.5 watts per rentable square foot. Without the prior written consent of Landlord, which Landlord may refuse in its sole discretion, Tenant shall not: (a) connect or use any electrical equipment that exceeds the capacity of the Building electrical system; (b) connect any apparatus, machine or device through electrical outlets except in the manner for which such outlets are designed and without the use of any device intended to increase the plug capacity of any electrical outlet; or (c) maintain at any time an electrical demand load in excess of 2.5 watts.

     17.3 Landlord shall not be liable for any failure or interruption for any reason of any utility services being furnished to the Premises nor shall any such failure or interruption entitle Tenant to terminate this Lease or withhold Basic Rent, Additional Rent or other sums due hereunder.

18.  DEFAULT

     18.1 Any vacation or abandonment of more than fifty percent (50%) of the Premises for a continuous period in excess of five (5) consecutive business days or any failure to pay any Base Rent or Additional Charges as and when due, or any failure to perform or comply with any covenant, condition or representation made under this Lease (including any exhibits hereto), shall constitute a default hereunder by Tenant, subject in the specific instances set forth below to the expiration without cure of the appropriate grace period hereinafter provided. Tenant shall have a period of three (3) days from the date of receipt of written notice from Landlord within which to cure any default in the payment of Base Rent or Additional Charges; provided, however, that Landlord shall not be required to provide such notice regarding Tenant's failure to make such payments when due more than once during any twelve (12) month period, and any such failure by Tenant after Tenant has received one such notice in any twelve (12) month period from Landlord shall constitute a default by Tenant hereunder without any requirement on the part of Landlord to give Tenant notice of such failure. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any other default under this Lease, provided, however, if the nature of such default is such that it cannot reasonably be cured within a period of ten (10) days, then Tenant shall have a reasonable period of time in which to cure the same if Tenant has commenced cure within such ten (10) day period and is diligently pursuing the remedies to cure such default.

     18.2 The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization, moratorium or other debtor relief act or statute, whether now existing or hereafter amended or enacted, shall also constitute a default under this Lease by Tenant.

     18.3. Upon the occurrence of a default by Tenant which is not cured by Tenant within the applicable grace period specified in Section 18.1, Landlord shall have the following rights and remedies in addition to all other rights or remedies available to Landlord at law or in equity:

           (a) The rights and remedies provided by California Civil Code Section 1951.2, including, but not limited to, the right to terminate Tenant's right to possession of the Premises and to recover the worth at the time of award of the amount by which the unpaid Base Rent and Additional Charges for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2.

           (b) The rights and remedies provided by California Civil Code Section 1951.4 ("Landlord may continue lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations"), which allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession. If Landlord exercises its rights under California Civil Code Section 1951.4, Landlord as attorney-in-fact for Tenant may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and upon such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, Tenant shall be immediately liable for payment to Landlord of, in addition to Base Rent and Additional Charges due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Base Rent and Additional Charges owing hereunder for the period of such subletting (to the extent such period does not exceed the term) exceeds the amount to be paid as Base Rent and Additional Charges for the Premises for such period pursuant to such subletting. For all purposes set forth in this Subsection 18.3(b), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord as attorney-in-fact for Tenant shall be construed as an election on Landlord's part to terminate this Lease or Tenant's right to possession unless a written notice of such intention is given to Tenant. No action taken by Landlord pursuant to this Subsection 18.3(b) shall be deemed a waiver of any default by Tenant and, notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

           (c) The right to have a receiver appointed for Tenant upon application by Landlord to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Subsection 18.3(b) hereof.

19.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULTS

     If Tenant shall default in the performance of its obligations under this Lease, after the expiration of any applicable cure period, Landlord at any time thereafter and without notice may remedy such default for Tenant's account and at Tenant's expense without thereby waiving such default or any rights or remedies of Landlord on account of such default. Tenant shall pay to Landlord upon demand all sums expended by Landlord, or other costs, damages, expenses or liabilities incurred by Landlord, including, without limitation, reasonable attorneys' fees and costs, in remedying or attempting to remedy such default. Tenant's obligations under this Section 19.1 shall survive the termination of this Lease.

20.  MORTGAGEE PROTECTION

     Tenant agrees to give any holder of any mortgage or deed of trust secured by the Real Property, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases or otherwise) of the address of such holder of a mortgage or deed of trust. Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such thirty (30) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the holder of any mortgage or deed of trust shall have an additional sixty (60) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of any mortgage or deed of trust has commenced within such sixty (60) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default). Notwithstanding the foregoing, in no event shall any holder of any mortgage or deed of trust have any obligation to cure any default of the Landlord.

21.  INDEMNITY; TENANT'S INSURANCE

     21.1 Tenant agrees to indemnify Landlord against and save Landlord harmless from any and all loss, cost, liability, damage and expense, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with or arising from: (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person or entity claiming through or under Tenant, or (iii) the condition of the Premises or any occurrence on the Premises from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord, or (iv) any acts, omissions or negligence of Tenant or of the contractors, agents, servants, employees, visitors, invitees or licensees of Tenant, in, on or about the Premises or the Building. Tenant's obligations under this Section 21.1 shall survive the termination of the Lease.

     21.2 Tenant shall procure at its cost and expense and keep in effect during the Term commercial general liability insurance, including contractual liability with a combined single limit of liability of not less than five million dollars ($5,000,000.00), and with a deductible amount acceptable to Landlord. Such coverage shall be in a commercial general liability form with at least the following endorsements to the extent such endorsements are generally available:
(i) deleting any employee exclusion on personal injury coverage, (ii) including employees as additional insureds, (iii) providing for blanket contractual coverage, broad form property damage coverage and products completed operations coverage (where applicable), (iv) deleting any liquor liability exclusions, and
(v) providing for coverage of employee's automobile non-ownership liability. Such insurance shall name Landlord, Landlord's mortgagee, and any other party designated by Landlord as an additional insured, shall specifically include the liability assumed hereunder by Tenant, shall provide that it is primary insurance and not excess over or contributory with any other valid, existing and applicable insurance covering the same loss carried by Landlord or any other party, shall provide for severability of interests, shall further provide that an act or omission of one of the named insureds which would void or otherwise reduce coverage shall not reduce or void the coverage as to any insured, shall afford coverage for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period, and shall provide that Landlord will receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. Tenant shall deliver to Landlord policies of such insurance satisfactory to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and in the event Tenant shall fail to procure such insurance, or to deliver such policies, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor. Tenant's compliance with the provisions of this Section 21.2 shall in no way limit Tenant's liability under any provisions of Section 21.1.

     21.3 Tenant shall be responsible, at its cost and expense, for separately insuring Tenant's Property.

     21.4 Notwithstanding anything to the contrary contained herein, to the extent permitted by their respective policies of insurance and to the extent of insurance proceeds received with respect to a loss, Landlord and Tenant each hereby waive any right of recovery against the other party and against any other party maintaining a policy of insurance with respect to the Project or any portion thereof or the contents of any of the same, for any loss or damage covered by insurance maintained by such other party with respect to the Project or the Premises or any portion of any thereof or the contents of the same or any operation therein, whether or not such loss is caused by the fault or negligence of such other party. If any policy of insurance relating to the Premises carried by Tenant does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, Tenant shall obtain from the insurer under such policy a waiver of all rights of subrogation the insurer might have against Landlord or any other party maintaining a policy of insurance covering the same loss, in connection with any claim, loss or damage covered by such policy.

22.  LIMITATION OF LANDLORD'S LIABILITY

     Landlord shall not be responsible for or liable to Tenant and Tenant hereby waives all claims against Landlord for any injury, loss or damage to any person or property in or about the Premises by or from any cause whatsoever (other than Landlord's gross negligence or willful misconduct) including, without limitation, acts or omissions of persons occupying adjoining premises or any part of the Project adjacent to or connected with the Premises; theft; burst, stopped or leaking water, gas, sewer or steam pipes; or gas, fire, smoke, paint, polish, Environmental Activity, oil or electricity in, on or about the Premises or the Project.

23.  ACCESS TO PREMISES

     Landlord reserves (for itself and any designated agent, representative, employee or contractor) the right to enter the Premises at all reasonable times and, except in cases of emergency, after giving Tenant reasonable notice, to inspect the Premises, to supply any service to be provided by Landlord hereunder, to show the Premises to prospective purchasers, mortgagees or, during the last year of the Term of this Lease, tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building, without abatement of Base Rent or Additional Charges, and may for that purpose erect, use and maintain necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned thereby. All locks for all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance in writing by Tenant and approved in writing by Landlord) shall at all times be keyed to the Building master system and Landlord shall at all times have and retain a key with which to unlock all of said doors. Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

24.  NOTICES

     Notices or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail with a return receipt requested or delivered personally by a nationally recognized overnight courier service: (a) to Tenant (i) at Tenant's address set forth in Article 1 hereof, or (ii) at any place where Tenant or any agent, officer or employee of Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises; or (b) to Landlord at Landlord's address set forth in Article 1; or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article 24. Tenant may be required to give notice to Landlord's mortgagee pursuant to
Section 20.1 herein. Any such notice or other communication shall be deemed to have been rendered or given two (2) days after the date when it shall have been mailed if sent by certified mail, or upon the date personal delivery is made.

25.  NO WAIVER

     25.1 No failure by Landlord to insist upon the strict performance of any obligation of Tenant under this Lease or to exercise any right, power or remedy consequent upon a breach thereof, no acceptance of full or partial Base Rent or Additional Charges during the continuance of any such breach, and no acceptance of the keys to or possession of the Premises prior to the expiration of the Term by any employee or agent of Landlord shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease.

       25.2 Neither this Lease nor any term or provisions hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then-existing or subsequent breach thereof. The consent of Landlord given in any instance under the terms of this Lease shall not relieve Tenant of any obligation to secure the consent of Landlord in any other or future instance under the terms of this Lease.

26.    TENANT'S CERTIFICATES

       Tenant, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, will execute, acknowledge and deliver to Landlord or to any party designated by Landlord, a certificate or estoppel of Tenant stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement Date and Expiration Date of this Lease,
(c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of ay of the obligations of Tenant under this Lease (and, if so, specifying same), (e) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same), (f) the dates, if any, to which the Base Rent and Additional Charges and other charges under this Lease have been paid, and
(g) any other information that may reasonably be required by any such person.


27.    RULES AND REGULATIONS

       Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as EXHIBIT D and all modifications thereof and additions thereto from time to time put into effect by Landlord (the "Rules and Regulations"). Landlord shall have no duty to enforce the Rules and Regulations against, nor shall Landlord be responsible for the nonperformance of the Rules and Regulations by, any other tenant or occupant of the Project. In the event of any conflict between the terms, covenants, agreements and conditions of this Lease and the terms, covenants, agreements and conditions of the Rules and Regulations, this Lease shall control.

28.    TAXES PAYABLE BY TENANT

       In addition to the Base Rent and the Additional Charges to be paid by Tenant hereunder, Tenant agrees to pay, prior to delinquency, any and all taxes and assessments levied or assessed or attributable during the Term hereof, whether or not now customary or within contemplation of the parties hereto, that are: (a) upon or measured by the Base Rent or Additional Charges payable hereunder, including, without limitation, any gross income tax or excise tax levied by the City, the State of California, the federal government or any other governmental body with respect to the receipt of such Base Rent or Additional Charges; (b) upon or in connection with the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (c) upon or measured by the cost or value of Tenant's Property; or (d) upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises. If at any time any of such taxes or assessments are levied or assessed against the Building or Real Property, Tenant shall reimburse Landlord for all such taxes paid by Landlord. In the event that it is not lawful for Tenant to so reimburse Landlord, the Base Rent and the Additional Charges payable to Landlord under this Lease shall be revised so that Landlord receives the same net Base Rent and Additional Charges after imposition of any such tax upon Landlord, as Landlord would have received prior to the imposition of any such tax. None of the kinds of taxes described in this Article 28 and imposed with respect to this Lease or any other lease of any portion of the Building shall be included within the definition of Taxes in Article 5 of this Lease. Landlord and Tenant acknowledge that the term "taxes" as used in this Article shall mean any levies, fees, charges or other impositions imposed by any governmental entity. If and to the extent that any portion of the Alterations is assessed to Landlord as a part of the Building, Tenant shall pay to Landlord any additional taxes actually payable by Landlord by reason of the fact that the Alterations are not separately assessed to Tenant. For the purpose of making this allocation, the parties shall seek access to the assessor's field notes and any other information available to the parties, that would be helpful in making such allocation.

29.    SECURITY DEPOSIT

       Landlord shall not require a security deposit.

30.    AUTHORITY

       Each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

31.    PUBLIC TRANSIT INFORMATION

       Tenant shall establish and carry on during the Term a program to encourage maximum use of public transportation by personnel of Tenant employed on the Premises, including, without limitation, the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent or proximate to the Building and encouraging use of such facilities, all at Tenant's sole cost and expense.

32.    SIGNAGE

       Tenant may affix only one (1) sign to the exterior surface of the Premises and shall maintain any such sign in good condition and repair. Said sign shall conform to Landlord's criteria for the size, content, design and location thereof and shall be subject to the prior written approval of Landlord. Tenant shall not place or maintain any signs, decal, placard, lettering or advertising matter of any kind whatsoever on any exterior door, wall, window or within the Premises if directed to or readable by people standing outside the Premises without the prior written consent of Landlord. Tenant's signage within the Premises shall be professionally made and mounted and shall have no flashing or moving components. Tenant shall not place any fixture, display or sign within the Premises which in the opinion of Landlord is objectionable and contrary to the best interests of the Project or which effectively modifies the approved storefront appearance of the Premises. Upon the request of Landlord, Tenant shall immediately remove any sign, lettering or other material which Tenant has placed or permitted to be placed in, on, or about the Premises contrary to the provisions of this Article 32, and if Tenant fails to do so, Landlord may enter upon the Premises and remove the same at Tenant's expense. In the event that Landlord adopts and furnishes to Tenant uniform rules and regulations relating to signage and advertising material which are to be applicable to all tenants occupying retail space in the Project, Tenant agrees to conform to such rules.


33.  PARKING

     [Intentionally Deleted].

34.  BROKERS

     Neither Tenant nor Landlord have had any contact or dealings regarding the leasing of the Premises, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the lease, except for a commission payable to Forst and Associates, Inc. ("Broker"), whose commission shall be by Landlord pursuant to a separate agreement between Landlord and Broker. In the event that any other broker or finder makes a claim for a commission or finder's fee based upon any such contract, dealings or communication, the party whose conduct is the basis for the broker or finder making its claim shall be responsible for said commission or fee and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.

35.  OPTION TO EXTEND

     35.1 So long as Tenant, a Tenant Affiliate or a Tenant Successor subject to all the terms and conditions of Section 16.5 and 16.6 above, occupies the entire Premises, Tenant shall have one option ("Extension Option") to extend the term of this Lease with respect to the entirety of the Premises for a period of five
(5) years from the Expiration Date (the "Extension Period"), subject to the following conditions:

          (a) The option to extend shall be exercised, if at all, by notice of exercise given to Landlord by Tenant not more than fifteen (15) months nor less than twelve (12) months prior to the Expiration Date.

          (b)  Tenant shall accept the Premises on an "AS-IS" basis.

          (c) Anything herein to the contrary notwithstanding, if Tenant is in default under any of the terms, covenants or conditions of this Lease, either at the time Tenant exercises the Extension Option or on the commencement date of the Extension Period, Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate this option to extend upon notice to Tenant.

     35.2 In the event the Extension Option is exercised in a timely fashion, the Lease shall be extended for the Term of the Extension Period upon all of the terms and conditions of this Lease, provided that the Base Rent for the Extension Period shall be the "Fair Market Rent" for the Premises. For purposes hereof, "Fair Market Rent" shall mean one hundred percent (100%) of the then prevailing rental rate per square foot, including, without limitation, base rent, additional rent and all other monetary payments and escalations, agreed to be paid by new and renewal tenants generally for first floor retail space located in first-class office buildings in the San Francisco financial district in a condition (including the state of build out) and location (within the Building and any comparison buildings) comparable to the Premises for comparable terms, pursuant to new and renewal leases entered into by such other tenants for substantially comparable-size space, and considering the age and amenities of any comparison buildings, but in no event considering any tenant improvement allowances or similar items granted in connection with new and renewal leases. In no event, however, shall any adjustment of Base Rent pursuant to this Section result in a decrease of the Base Rent and Additional Changes for the Premises below the amount due from Tenant for the final year of the Term.

     35.3 Not later than six (6) months prior to the Expiration Date, Landlord shall notify Tenant in writing of Landlord's estimate of the Base Rent for the Extension Period, based on the provisions of Section 35.2 above. Within thirty
(30) days after receipt of such notice from Landlord, Tenant shall have the right either to (a) accept Landlord's statement of Base Rent as the Base Rent for the Extension Period; or (b) elect to arbitrate Landlord's estimate of Fair Market Rent, such arbitration to be conducted pursuant to the provisions hereof. Failure on the part of Tenant to require arbitration of Fair Market Rent within such thirty (30) day period shall constitute acceptance of the Base Rent for the Extension Period as calculated by Landlord. If Tenant elects arbitration, the arbitration shall be concluded within ninety (90) days after the date of Tenant's election, subject to extension for an additional thirty (30) day period if a third arbitrator is required and does not act in a timely manner. To the extent that arbitration has not been completed prior to the expiration of any preceding period for which Base Rent has been determined, Tenant shall pay Base Rent at the rate calculated by Landlord, with an adjustment to be made once Fair Market Rent is ultimately determined by arbitration.

     35.4 In the event of arbitration, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in the City and County of San Francisco in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes except to the extent that the procedures mandated by said rules shall be modified as follows:

          (a)  Tenant shall make demand for arbitration in writing within thirty
(30) days after service of Landlord's determination of Fair Market Rent given under Section 35.3 above, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser with at least ten (10) years experience or a real estate broker with at least ten (10) years experience and otherwise familiar with the Fair Market Rent of first floor retail space located in first-class buildings in the San Francisco financial district who would qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Failure on the part of Tenant to make a proper demand in a timely manner for such arbitration shall constitute a waiver of the right thereto. Within fifteen (15) days after the service of the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified.

        (b) In the event that two arbitrators are chosen pursuant to Section 35.4(a) above, the arbitrators so chosen shall, within fifteen (15) days after the second arbitrator is appointed, determine the Fair Market Rent. If the two arbitrators shall be unable to agree upon a determination of Fair Market Rent within such fifteen (15) day period, they, themselves, shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators pursuant to Section 35.4(a). In the event they are unable to agree upon such appointment within seven (7) days after expiration of said fifteen (15) day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon, within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then Chief Judge of the United States District court having jurisdiction over the City and County of San Francisco, acting in his private and not in his official capacity, and the other party shall not raise any question as to such Judge's full power and jurisdiction to entertain the application for and make the appointment. The three arbitrators shall decide the dispute if it has not previously been resolved by following the procedure set forth below.

        (c) When an issue cannot be resolved by agreement between the two arbitrators selected by Landlord and Tenant or settlement between the parties during the course of arbitration, the issue shall be resolved by the three arbitrators within fifteen (15) days of the appointment of the third arbitrator in accordance with the following procedure. The arbitrator selected by each of the parties shall state in writing his determination of the Fair Market Rent supported by the reasons therefor with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and be final and binding upon the parties.

        (d) In the event of a failure, refusal or inability of any arbitrator to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for appointment of the third arbitrator. The arbitrators shall decide the issue within fifteen (15) days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and the arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any, and the attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

          (e) The arbitrators shall have the right to consult experts and competent authorities to obtain factual information or evidence pertaining to a determination of Fair Market Rent, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease.

36. AMERICANS WITH DISABILITIES ACT ("ADA") AND SIMILAR ACTS.

     Notwithstanding anything to the contrary contained herein or in the Lease, Tenant, at its sole cost and expense, shall (i) cause all alterations, additions, improvements and repairs to the Premises to comply with the provisions of the ADA, Title 24 of the California Administrative Code, and other similar federal, state, and local laws and regulations, including, without limitation, any alterations required under the ADA for the purposes of "public accommodations" (as that term is used in the ADA), and (ii) reimburse Landlord upon demand for any and all costs and expenses incurred by Landlord to comply with ADA, Title 24, or such similar federal, state, or local laws and regulations in any other portion of the Building in which the Premises are located arising out of Tenant's use of or construction in the Premises. Except as provided above, Tenant shall have no responsibility to comply with such laws in portions of the Building outside of the Premises, but rather Landlord,at its sole cost and expense, shall be responsible for such compliance in the common areas of the Building and the Project.

37. HAZARDOUS SUBSTANCE DISCLOSURE.

     California law requires landlords to disclose to tenants the existence of certain Hazardous Materials. Accordingly, the existence of gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items must be disclosed. Gasoline and other automotive fluids are found in the garage areas of the Project. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain Hazardous Materials. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain Hazardous Materials. The Building may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain Hazardous Materials. By its execution of this Lease, Tenant acknowledges that the notice set forth hereinabove shall constitute the notice required under California Health and Safety Code Section 25915.5.

38. NO REPRESENTATIONS BY LANDLORD

     Landlord and Landlord's agents have made no representations, warranties or promises, express or implied with respect to the condition of the Real Property, the Premises, the existing fixtures or the Building Systems serving the Premises or as to any other thing or fact related thereto except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein.

39. SURRENDER

     Tenant shall at the end of the Term surrender to Landlord the Premises and all alterations, additions and improvements thereto in broom clean condition and otherwise in the same condition as when received, ordinary wear and tear and damage due to casualty excepted (other than to the extent Tenant is required to repair such condition). Subject to Landlord's right to require removal pursuant to Section 8.3 above, all improvements installed in the Premises by Tenant, shall, without compensation to Tenant, then become Landlord's property free and clear of all claims to or against them by Tenant or any third person, and Tenant shall defend and indemnify Landlord against all liability and loss arising from such claims or from Landlord's exercise of the rights conferred by this Article
39. Tenant shall, upon request by Landlord, remove all or any portion of the communications and data wiring and cabling installed by or for the benefit of Tenant in or about the Premises or the Building and repair and restore the Premises in respect of any damage caused by such removal.

40. LANDLORD'S LIABILITY; SALE OF BUILDING.

     The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. Tenant acknowledges and agrees that the liability of Landlord with respect to its obligations under this Lease, or arising in connection with the ownership, operation, management, leasing, repair, renovation, alteration or any other matter relating to the Building or the Premises, is limited to Landlord's interest in the Building, and Tenant agrees to look solely to Landlord's interest in the Building to satisfy any claim or judgment against or any liability or obligation of Landlord to Tenant under this Lease. In no event shall any partner, officer, director, employee, trustee, beneficiary, advisor, investment manager, manager, agent, member, advisor, or shareholder of Landlord have any personal liability to Tenant with respect to any liability or obligation of Landlord to Tenant, and no recourse shall be had by Tenant against any such parties or the assets of any such parties to satisfy any claim or judgment of Tenant for Landlord's breach of any of its obligations under this Lease. In addition, in the event of any conveyance of title to the Building, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance.

41. MISCELLANEOUS

     41.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease.

     41.2 The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assigns; provided, however, that upon the sale, assignment or transfer by Landlord named herein (or by any subsequent landlord) of its interest in the Building as owner or Tenant, including any transfer by operation of law, Landlord (or any subsequent landlord) shall be relieved from all subsequent obligations and liabilities arising under this Lease subsequent to such sale, assignment or transfer.

      41.3 If any provision of this Lease or the application thereof to any person, entity or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons, entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

      41.4 This Lease shall be construed and enforced in accordance with the laws of the State of California.

      41.5 This instrument, including the exhibits hereto, which are made a part of this Lease, contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Tenant hereby acknowledges that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

      41.6 In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provision of this Lease, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable counsel fees.

      41.7 Tenant covenants and agrees that no diminution of light, air or view by any structure that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of the Base Rent or Additional Charges under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

      41.8 Any holding over after the expiration of the Term without Landlord's prior written consent shall: (a) constitute a default by Tenant; (b) automatically increase the Base Rent and estimated Taxes and Expenses to two hundred percent (200%) of the monthly amounts for such items payable by Tenant hereunder prior to such expiration, together with an amount estimated by Landlord for any other Additional Charges payable under this Lease; and (c) entitle Landlord to exercise any or all of its remedies as provided in Article 18 hereof, notwithstanding that Landlord may elect to accept one or more payments of Base Rent and Additional Charges from Tenant.

      41.9 Except as provided in Article 13 hereof, time is of the essence in respect of all provisions of this Lease in which a definite time for performance is specified.

      41.10 The term "gross negligence" as used in this Lease shall mean "any action or inaction taken with a reckless disregard for the consequences".

      41.11 WAIVER OF TRIAL BY JURY. THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER UNDER THIS LEASE. IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING AGAINST TENANT, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING (UNLESS FAILURE TO IMPOSE SUCH COUNTERCLAIM WOULD PRECLUDE TENANT FROM ASSERTING IN A SEPARATE ACTION THE CLAIM WHICH IS THE SUBJECT OF SUCH COUNTERCLAIM), AND WILL NOT SEEK TO CONSOLIDATE SUCH PROCEEDING WITH ANY OTHER ACTION WHICH MAY HAVE BEEN OR WILL BE BROUGHT IN ANY OTHER COURT BY TENANT.

      41.12 Buyer hereby acknowledges that it understands that Wells Fargo Bank is a party to a lease with Landlord for the Premises which has an expiration date of January 1, 2001 (the "Wells Lease"). Notwithstanding anything to the contrary contained herein, the effectiveness of this Lease is expressly conditioned upon the execution by Landlord and Wells Fargo Bank of a termination agreement for the termination of the Wells Lease and the effective termination of the Wells Lease prior to the Commencement Date hereof.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


                        LANDLORD:         BLUE JEANS EQUITIES WEST,
                                          a California general partnership




                                          By:     /s/  [SIG]
                                             ------------------------------
                                          Its:   Partner
                                              -----------------------------



                        TENANT:           BUSINESS RESOURCE GROUP,
                                          a California corporation



                                          By:     /s/  [SIG]
                                             ------------------------------
                                          Its:  V.P. Finance
                                              -----------------------------

                                LIST OF EXHIBITS

Exhibit A-1    Description of Real Property

Exhibit A-2    Plat of Levi's Plaza

Exhibit B      Floor Plan of Premises

Exhibit C      Notice of Commencement Date

Exhibit D      Building Rules and Regulations

                                  EXHIBIT A-1


                          DESCRIPTION OF REAL PROPERTY

                                  EXHIBIT A-1


The following describes the property outlined on Exhibit "A-1":

Parcel 1:
Lots 5, 6 and 7 as shown on the Map entitled, "PARCEL MAP OF BLOCK 'B', LEVI'S PLAZA, SAN FRANCISCO, CALIFORNIA, BEING A SUBDIVISION OF REAL PROPERTY ON A PORTION FIFTY VARA BLOCK NO. 27, ALSO BEING ASSESSOR'S BLOCK 84", recorded April 20, 1979, in the office of the Recorder of the City and County of San Francisco, State of California, in Book 10 of Parcel Maps at page 50.

Parcel 2:
BEGINNING at the point of intersection of the southerly line of Greenwich Street with the easterly line of Battery Street; running thence easterly along said line of Greenwich Street 102 feet and 8 inches to the southwesterly line of the Embarcadero, so-called; thence southeasterly along the southwesterly line of the Embarcadero 306 feet and 11-5/8 inches to the northerly line of Filbert Street; thence westerly along said northerly line of Filbert Street 238 feet and 1 inch to the easterly line of Battery Street; thence at a right angle northerly along said easterly line of Battery Street 275 feet to the point of beginning.
BEING a portion of 50 Vara Block No. 13.

Parcel 3:
BEGINNING at the point of intersection of the easterly line of Battery Street and the northerly line of Union Street; running thence easterly and along said line of Union Street 275 fee and 0-1/2 inches to the westerly line of Front Street; thence at a right angle northerly and along said line of Front Street 275 feet to the southerly line of Filbert Street; thence at a right angle westerly and along said line of Filbert Street 275 feet and 0-1/2 inches to the easterly line of Battery Street; thence at a right angle southerly and long said line of Battery Street 275 feet to the point of beginning.
BEING 50 Vara Black No. 14.

Parcel 4:
Lots 7 and 8 as shown on the Map entitled, "PARCEL MAP OF BLOCK 'A', LEVI'S PLAZA, SAN FRANCISCO, CALIFORNIA, BEING A SUBDIVISION OF REAL PROPERTY ON A PORTION FIFTY VARA BLOCK NO. 28, ALSO BEING ASSESSOR'S BLOCK 107", recorded April 20, 1979, in the office of the Recorder of the City and County of San Francisco, State of California, in Book 10 of Parcel Maps at page 49.

Leasehold estates in Seawall lots Nos. 319 and 320.

All right, title and interest that Lessor may have in the public streets adjacent to the foregoing properties.

                                  EXHIBIT A-2

                          PLAT OF LEVI'S PLAZA COMPLEX







                                     A-2-1

                                  EXHIBIT A-2

                                [LANDSCAPE PLAN]

                                   EXHIBIT B


                             FLOOR PLAN OF PREMISES

                                   EXHIBIT B


                           [LEVI'S PLAZA FLOOR PLAN]

                                   EXHIBIT C


                      FORM OF NOTICE OF COMMENCEMENT DATE

     THIS MEMORANDUM OF COMMENCEMENT DATE is executed as of the __ day of _____, 199__, by and between BLUE JEANS EQUITIES WEST, a California general partnership ("Landlord") and BUSINESS RESOURCE GROUP, a California corporation ("Tenant").

                                R E C I T A L S

     A. Landlord and Tenant entered into that certain Retail Lease ("Lease"), dated as of July 24, 1998, pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, a portion of that certain building commonly known as the Haas Building, which building is located at 1225 Battery Street, San Francisco, California, and more particularly described in the Lease.

     B. Section 3.2 of the Lease requires Landlord and Tenant to execute a memorandum identifying the Commencement Date of the original Term. Any terms not defined herein shall have the meaning set forth in the Lease.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. The Commencement Date of the original Term of the Lease is ____________, 199_.

     2.   The Expiration Date of the original Term of the Lease is __________,
200_.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum the day and year first above written.

               LANDLORD:                BLUE JEANS EQUITIES WEST,
                                        a California general partnership

                                        By: ____________________________

                                        Its: ___________________________

               TENANT:                  BUSINESS RESOURCE GROUP,
                                        a California corporation

                                        By: ____________________________

                                        Its: ___________________________

                                   EXHIBIT D


                                  LEVI'S PLAZA
                                 HAAS BUILDING
                                  RETAIL LEASE

                             RULES AND REGULATIONS

                                   EXHIBIT D

                                  LEVI'S PLAZA
                           HAAS BUILDING RETAIL LEASE


                             RULES AND REGULATIONS


            1. Landlord shall have the right to control and operate the public portions of the Building, the Project and public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. No tenant shall invite to its demised premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants.

            2. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building outside of normal business hours as Landlord may deem to be advisable for the protection of the property. All tenants, their employees, or other persons entering or leaving the Building at any time when it is so locked may be required to sign the Building register when so doing, and the watchman in charge may refuse to admit to the Building while it is so locked Tenant or any of Tenant's employees, or any other person, without a pass previously arranged, or other satisfactory identification showing his right of access to the Building at such time. Landlord assumes no responsibility and shall not be liable for any damage resulting from any error in regard to any such pass or identification, or from the admission of any unauthorized person to the Building.

            3. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building or in violation of any law, order, ordinance, or governmental regulation.

            4. The entries, corridors, stairways and elevators shall not be obstructed by any tenant, or used for any other purpose than ingress or egress to and from its respective officers. Tenant shall not bring into or keep within the Building any animal or vehicle without the prior written consent of the Landlord.

            5. No tenant shall obtain or accept for use in its demised premises, ice, coffee service, catering, drinking water, barbering or bootblacking from any person not authorized by landlord in writing to furnish such services.

            6. Freight, furniture, business equipment, merchandise and bulky matter of any description ordinarily shall be delivered to and removed from the Premises only in the freight elevator and through the service entrances and corridors, but special arrangements will be made for moving large quantities or heavy items of furniture, equipment and supplies into or out of the Building,

            7. All entrance doors in the Premises shall be left locked when the Premises are not in use.

            8. Tenant shall not attach or permit to be attached additional locks or similar devices to any door, transom or window of the Premises; change existing locks or the mechanism thereof; or make or permit to be made any keys for any door thereof other than those provided by Landlord. (If more than two keys for one lock are desired Landlord will provide them upon payment therefor by Tenant.)

            9. Canvassing, soliciting or peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

            10. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of Tenant.

           11. Except as otherwise provided in this Lease, no sign, placard, picture, name, advertisement or notice, visible from the exterior or any tenant's premises shall be inscribed, painted, affixed, or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. If Landlord shall have given such consent at any time, such consent shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining specific written consent of Landlord with respect to each and every other sign, placard, picture, name, advertisement or notice. Landlord may adopt and furnish to Tenant general guidelines relating to signs in and on the Building. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord, which approval will not be unreasonably withheld.

            12. The directory of the Building will be provided for the display of the name and location of Tenants, any Affiliate of any tenant, as defined in the respective leases, and a reasonable number of the principal officers and employees of such persons, and Landlord reserves the right to exclude any other names therefrom. Any additional name which Tenant shall desire to place upon said directory must first be approved by Landlord, and, if so approved, a charge will be made therefor.

            13. The drinking fountains, lavatories, water closets and urinals shall not be used for any purpose other than those for which they were installed.

            14. No awnings or other projections over or around the windows or entrances of the demised premises shall be installed by any tenant. No curtains, blinds, shares or screens shall be attached to or hung in, or used in connection with any window or door of the demised premises without the prior written consent of the Landlord. Tenant shall not make any changes which will alter the Building's appearance from the outside of the Building without prior written consent of the landlord.

            15. Rooms or other areas used in common by tenants shall be subject to such regulations as are posted therein.

        16. Landlord is not responsible to any tenant for the nonobservance or violation of the Rules and Regulations by any other tenant.

        17. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants. Waiver by Landlord shall not be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, and shall not prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

        18. Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by Tenant without the advance consent of the Landlord. Nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from a demised premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

        19. Tenant shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without the Landlord's consent.

        20. Tenant shall cooperate fully with the Landlord to assure the effective operation of the Building's air conditioning system. If Tenant shall so use the Premises that noxious or objectionable fumes, vapors and odors exist beyond the extent to which they are discharged or eliminated by means of the flues and other devices contemplated by the various plans, specifications and leases, then Tenant shall provide proper ventilating equipment for the discharge of such excess fumes, vapors and odors so that they shall not enter into the air conditioning system or be discharged into other vents or flues of the Building or annoy any of the tenants of the building or adjacent properties. The design, location and installation of such equipment shall be subject to Landlord's prior written approval.

        21. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by Tenant on the Premises except in that area or those areas in which cooking and food preparation facilities are installed and operated under, pursuant to, and in accordance with, all applicable Federal, State and City laws, codes, ordinances, rules and regulations. The operation of any food service facility by Tenant or a concessionaire of Tenant shall be restricted to use by employees of the Tenant and any Affiliate thereof and their invited guests and shall not be available for use by the general public. Use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted in areas other than those specifically designated for food service, provided that such use is in accordance with all applicable Federal, State and City laws, codes, ordinances, rules and regulations.

        22. All loading and unloading of merchandise, supplies, materials, garbage and refuse shall be made only through such entryways and elevators and at such times as the Landlord shall designate. In its use of the loading areas in the basement, Tenant shall not obstruct or permit the obstruction of said loading area and at no time shall park or allow its officers, agents or employees to park vehicles therein except for loading or unloading.

        23. There shall not be used or kept anywhere in the Building by any tenant or persons or firms visiting or transacting business with a tenant any hand trucks, or other vehicles of any kind except those equipped with rubber tires and side guards.

        24. Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of the Landlord.

        25. No tenant shall install any radio or television antenna, loud-speaker, or other device on the roof or exterior walls of the Building, without the prior written consent of Landlord.

        26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.